UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 22, 2018 (June 21, 2018)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of EQT Corporation (the Company) held on June 21, 2018 (the Annual Meeting), the Company’s shareholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2018 (the Proxy Statement).  The final vote results for each proposal were as follows:

	Shares	% Cast	Shares	% Cast	Shares	Broker
Proposal 1*	For	For	Against	Against	Abstained	Non-Votes
Elected the individuals set forth below to the Board of Directors to serve a one-year term expiring at the 2019 annual meeting:
• Vicky A. Bailey	195,929,663	95.23%	8,363,532	4.06%	1,453,329	24,212,094
• Philip G. Behrman, Ph.D.	202,664,840	98.5%	1,639,504	0.80%	1,442,180	24,212,094
• Kenneth M. Burke	203,149,823	98.73%	1,143,919	0.56%	1,452,782	24,212,094
• A. Bray Cary, Jr.	190,022,460	92.36%	14,281,316	6.94%	1,442,748	24,212,094
• Margaret K. Dorman	203,134,585	98.73%	1,180,799	0.57%	1,431,140	24,212,094
• Thomas F. Karam	203,124,935	98.73%	1,176,954	0.57%	1,444,635	24,212,094
• David L. Porges	196,955,110	95.72%	7,298,896	3.55%	1,492,518	24,212,094
• Daniel J. Rice IV	202,715,529	98.52%	1,554,665	0.76%	1,476,330	24,212,094
• James E. Rohr	182,270,769	88.59%	22,030,901	10.71%	1,444,854	24,212,094
• Norman J. Szydlowski	197,701,456	96.09%	6,551,593	3.18%	1,493,475	24,212,094
• Stephen A. Thorington	203,120,136	98.72%	1,149,562	0.56%	1,476,826	24,212,094
• Lee T. Todd, Jr., Ph.D.	182,504,719	88.71%	21,796,942	10.59%	1,444,863	24,212,094
• Christine J. Toretti	202,780,869	98.55%	1,533,661	0.75%	1,431,994	24,212,094
• Robert F. Vagt	203,206,395	98.76%	1,102,682	0.54%	1,437,447	24,212,094

Proposal 2*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2017.	197,357,262	95.92%	6,760,276	3.29%	1,628,986	24,212,094

Proposal 3*	Shares For	% Cast For	Shares Against	% Cast Against	Shares Abstained	Broker Non-Votes
Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018.	225,438,947	98.04%	3,068,610	1.33%	1,451,061	N/A

* For purposes of all Proposals above, abstentions, broker non-votes and the failure to vote are not votes cast and, accordingly, have no effect on the outcome of such proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: June 22, 2018	By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer